                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Technical Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                  TECHNICAL COMMUNICATIONS CORPORATION
[LOGO]                    COMMUNICATE IN CONFIDENCE
            100 DOMINO DRIVE - CONCORD, MA 01742-2802 - U.S.A.
                      978-287-5100 - FAX: 978-371-1280


                                     July 31, 1998

Dear TCC Stockholder:

     We recently sent to you proxy materials pertaining to the Annual Shareholders Meeting to be held on August 14, 1998 at TCC's offices in Concord, Massachusetts. Hopefully you have had an opportunity to review the material and have voted by signing and dating the white proxy card.

     The current Board and its nominees are committed to enhancing long term stockholder value. We have taken actions intended to return the Company to profitability and defined a viable growth plan. You should have recently received a copy of the Company's fiscal 1998 third quarter results news release, which, I believe, shows that we are definitely on the right track. Since taking office in mid-February, 1998, the new management team has completed the development and launched the KEYNET/Cipher X 7100 system into the commercial market, completed the custom development and delivery of a major portion of a large international order, significantly strengthened our product development capability, and implemented major operating cost reductions. These efforts have returned the Company to profitability and enhance our prospects for future growth.

     You likely have received materials and a gold proxy card from a separate minority stockholder group headed by Philip Phalon and Mahmud Awan. The Phalon/Awan Group is pursuing a lawsuit, which is described in our proxy materials, that challenges the actions of your Board and its new independent directors and seeks to allow the PHALON/AWAN GROUP TO GAIN MAJORITY CONTROL OVER YOUR BOARD OF DIRECTORS AND THUS DIRECT TCC'S ASSETS AND RESOURCES TO SUIT THEIR OWN PERSONAL AGENDA WHICH MAY NOT BE ALIGNED WITH THE INTEREST OF THE STOCKHOLDERS AS A WHOLE. TCC is vigorously defending this action.

     IN ORDER TO CONTINUE OUR PROGRESS, WE NEED YOUR SUPPORT. I ask that you read our proxy materials and the details of the false allegations lodged against us by the Phalon/Awan Group. We believe the Group's lawsuit/complaint is based in significant part on certain allegations about our new independent directors that they (Phalon and Awan) now admit (by deposition under oath) were UNFOUNDED AND UNSUBSTANTIATED and, in some instances, based on PURE GUESSWORK. We also believe that the proxy contest waged by the Group is intended to further Mr. Phalon's personal ambition of becoming Chairman of the Board of Directors. His qualifications for such a job and what he and his board would do for stockholders in the short term or the long term are matters entirely unknown to us. As a result of the Group's initiation of this proxy contest it is costing the Company some $100,000 and the Phalon Group some $300,000 FOR WHICH THEY INTEND TO SEEK REIMBURSEMENT FROM THE COMPANY if they prevail. I hope you share my outrage at this use of corporate time and resources and will help us put an immediate end to this Group's organized strategy and pursuit of its own ends.

     We have formed a strong management team governed by a competent, independent Board and have committed to a business plan which has begun to show results. WE ASK YOU TO PLEASE SIGN, DATE AND RETURN YOUR WHITE PROXY CARD today and allow us to continue improving the performance of the Company. An additional White Proxy Card and envelope is provided herein for your convenience. The latest dated proxy card will be the only proxy counted. The Board of Directors recommends you vote "FOR" Proposals 1 and 2 and "AGAINST" Proposal 3. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-733-8481 EXT. 402.

     Thank you for your support.

                                       Very truly yours,

                                       /s/ Carl H. Guild, Jr.

                                       Carl H. Guild, Jr.
                                       Chairman and Chief Executive Officer

FOR ADDITIONAL INFORMATION, PLEASE REFER TO YOUR PROXY MATERIALS. IF YOU HAVE NOT RECEIVED YOUR MATERIALS OR WOULD LIKE AN ADDITIONAL COPY, PLEASE CALL SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-733-8481 EXT. 402.

                      TECHNICAL COMMUNICATIONS CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 28, 1998

    The undersigned hereby appoints CARL H. GUILD, JR. and EDWARD E. HICKS, or either of them, the action of both of them voting to be controlling, attorneys of the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on July 28, 1998 and at any adjournments thereof.

    Even if you have sent a gold proxy card to the Group, you have every right to change your vote. You may revoke that proxy by signing, dating and mailing this proxy card in the enclosed envelope.

    This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR items 1 and 2 and AGAINST item 3.

    Please vote, date and sign on the reverse side, and promptly return in the enclosed envelope.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED
  AND IF NO CHOICE IS INDICATED IT WILL BE VOTED FOR ITEMS 1 AND 2 AND AGAINST
                                    ITEM 3:
--------------------------------------------------------------------------------

1.--The Board of Directors recommends you vote FOR the election of the two (2) nominees listed below:
Election of directors: Nominees: Mitchell B. Briskin and Bernard Resnick

/ / FOR all nominees                                   / / WITHHOLD from the following nominee(s):_______________

2.--The Board of Directors recommends that you vote FOR the ratification of
  Arthur Andersen LLP.
To ratify the selection of the firm of Arthur Andersen LLP as the Company's auditors.

                  / / FOR         / / AGAINST        / / ABSTAIN
3.--The Board of Directors recommends that you vote AGAINST the Stockholder
  Proposal.
To vote the Stockholder Proposal

                  / / FOR         / / AGAINST        / / ABSTAIN
4.--In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                              Dated: ------------------, 1998
                                                              Signature: ------------------
                                                              Signature: ------------------
                                                              Title: ------------------

                                         Please sign exactly as the name appears
                                         stenciled on this Proxy. When signing
                                         as attorney, executors, administrators,
                                         trustee or guardian, please set forth
                                         your full title. If the stockholder is
                                         a corporation, the signature should be
                                         that of an authorized officer who
                                         should indicate his or her title.